===============================================================================

                                                                   EXHIBIT 99.1

                               HSBC [LOGO OMITTED]

                           HSBC Finance Corporation
   -----------------------------------------------------------------------
                             New Issue Term Sheet
                             --------------------



$775,750,000 (approximate)


HSBC Home Equity Loan Trust 2005-3
Issuer

Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3


HSBC Home Equity Loan Corporation I
Depositor


HSBC Finance Corporation
Master Servicer


October 31, 2005


HSBC [LOGO OMITTED]


HSBC Securities (USA) Inc.
Lead Manager


Co-Managers



Banc of America Securities [LOGO OMITTED] Citigroup [LOGO OMITTED] JPMorgan [LOGO OMITTED]






This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.



===============================================================================

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                                  Disclaimer
-------------------------------------------------------------------------------


The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such base prospectus and the prospectus supplement. The collateral information in this New Issue Term Sheet supersedes the collateral information contained in prior New Issue Term Sheets, if any.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA) Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                          Forward Looking Statements
-------------------------------------------------------------------------------


Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)




                      HSBC Home Equity Loan Trust 2005-3


-------------------------------------------------------------------------------
                                     Notes
-------------------------------------------------------------------------------


                                              Exp. WAL     Exp Prin
         Approximate                Day         (Call/     Win (Call/    Exp. Ratings    Delay    ERISA
Class      Size(1)     Coupon(2)   Count      Mat)(3)(4)   Mat)(3)(4)    (Mdy/S&P/F)      Days   Eligible
 A-1    472,350,000    1 m L+[ ]  Act/360     2.27/2.43    1-65/1-94    Aaa/AAA/AAA        0      Yes
 A-2    118,000,000    1 m L+[ ]  Act/360     2.27/2.43    1-65/1-94    Aaa/AAA/AAA        0      Yes
 M-1    102,450,000    1 m L+[ ]  Act/360     2.27/2.43    1-65/1-94    Aa1/AA+/AA+        0      Yes
 M-2     82,950,000    1 m L+[ ]  Act/360     2.27/2.43    1-65/1-94     Aa2/AA/AA         0      Yes
---------------------------------------------------------------------------------------------------------

Legal Final Maturity: January 20, 2035.



Notes:

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)   It is expected that the Notes will be subject to an Available Funds Cap.

(3) The Notes are priced to a 15% optional clean-up call (as a percentage of the aggregate initial principal amount of the Notes). If the Optional Termination is not exercised, an auction process will begin in the third following month. Starting with the month after the first failed auction, all payments that would normally go to the ownership interest in the Trust will be used to pay down the Notes.

(4)   Based on the prepayment Pricing Speed as described below.


-------------------------------------------------------------------------------
                                 Pricing Speed
-------------------------------------------------------------------------------



100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.







-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                                   Contacts
-------------------------------------------------------------------------------


HSBC

ABS Term Origination
--------------------
Rob DiOrio                                                         212-525-3651
Managing Director                                                  rob.diorio@us.hsbc.com

Ted Hsueh                                                          212-525-2303
Senior Vice President                                              ted.hsueh@us.hsbc.com

Dhruv Narain                                                       212-525-2516
Assistant Vice President                                           dhruv.narain@us.hsbc.com

Prashant Sood                                                      212-525-3983
Analyst                                                            prashant.sood@us.hsbc.com


ABS Syndicate
-------------

Caroline Morrill                                                   212-525-3785
Managing Director                                                  caroline.morrill@us.hsbc.com

Michael Banchik                                                    212-525-3399
Senior Vice President                                              michael.banchik@us.hsbc.com


ABS Trading
-----------

George Smith                                                       212-525-3786
Managing Director                                                  george.smith@us.hsbc.com

Alice Koo                                                          212-525-3716
Senior Vice President, Product Management                          alice.koo@us.hsbc.com

Christopher Franklin                                               212-525-4111
Vice President                                                     christopher.franklin@us.hsbc.com


ABS Structuring and Analytics
-----------------------------

Cyrus Mohebbi                                                      212-525-3781
Managing Director                                                  cyrus.mohebbi@us.hsbc.com

Januar Laude                                                       212-525-6086
Senior Vice President                                              januar.laude@us.hsbc.com

Tsevi Vovor                                                        212-525-6098
Vice President                                                     tsevi.vovor@us.hsbc.com
---------------------------------------------------------------------------------------------------

Rating Agencies

Daniel Gringauz                                                    212-553-4108
Moody's                                                            daniel.gringauz@moodys.com

Becky Cao                                                          212-438-2595
S&P                                                                becky_cao@standardandpoors.com

Kei Ishidoya                                                       212-908-0238
Fitch                                                              kei.ishidoya@fitchratings.com
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                                   Summary of Terms
-------------------------------------------------------------------------------


Issuer:                           HSBC Home Equity Loan Trust 2005-3 (the "Trust")

Sellers:                          Wholly owned subsidiaries of HSBC Finance Corporation,
                                  including subsidiaries of Beneficial Corporation

Offered Notes:                    Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3 (the
                                  "Notes")

Depositor:                        HSBC Home Equity Loan Corporation I

Master Servicer:                  HSBC Finance Corporation ("HSBC Finance")

Indenture Trustee:                U.S. Bank National Association

Administrator:                    HSBC Bank USA, N.A.

Owner Trustee:                    Chase Bank USA, National Association

Lead Manager:                     HSBC Securities (USA) Inc.

                                  (HSBC Securities (USA) Inc. is an affiliate of HSBC Finance, the
                                  Sellers and the Depositor)

Co-Managers:                      Banc of America Securities LLC, Citigroup Global Markets Inc.,
                                  J.P.Morgan Securities Inc.

Expected Pricing Date:            On or about November 1, 2005

Expected Closing Date:            On or about November 9, 2005

Tax Status:                       Subject to the considerations described in the Prospectus, the
                                  Notes will be debt for federal income tax purposes

ERISA Eligibility:                The Notes are expected to be ERISA eligible subject to the considerations described in the Prospectus.

SMMEA Eligibility:                The Notes will NOT constitute "mortgage related securities" for purposes of SMMEA

Servicing Fee:                    0.50% per annum of the outstanding  principal balance of each home equity loan as of the first day of the related Collection
                                  Period

Cut-Off Date:                     The close of business on October 3, 2005



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                          Summary of Terms (Continued)
-------------------------------------------------------------------------------


Home Equity Loans:                There will be 8,467 closed-end, declining or fixed rate, fully amortizing home equity loans with an aggregate principal balance of approximately $975,780,550 as of the Cut-Off Date. The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made.


                                  For collateral statistics please see the "Description of the
                                  Cut-Off Date Collateral" below.

Payment Dates:                    The 20th of each month, or if such day is not a business day, the next succeeding business day, beginning in November 2005.

Accrued Interest:                 The price to be paid by investors for the Notes will not include accrued interest (i.e. settle flat, 0 delay days).

Collection Period:                With respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period beginning on the Cut-Off Date and ending on October 31, 2005.

Interest Accrual Period:          The Interest Accrual Period for the Notes with respect to any
                                  Payment Date (other than the first Payment Date) will be the period beginning on the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the
                                  Interest Accrual Period will begin on the Closing Date and end on
                                  November 20, 2005. Interest will accrue during each Interest
                                  Accrual Period on an actual/360 day count basis.

Payment Delay:                    0 days.

Form of Notes:                    Book entry form, same day funds (through DTC, and if applicable,
                                  Euroclear and Clearstream).


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
                          Summary of Terms (Continued)
-------------------------------------------------------------------------------



Substitution Ability:             The Master Servicer will have the right to substitute up to 2% of the aggregate pool balance of the home equity loans as of the
                                  Cut-Off Date, subject to required eligibility criteria.

Optional                          On the Payment Date immediately following the first Payment
Termination/Maturity              Date on which the aggregate principal balance of the Notes is
Date:                             less than 15% of the aggregate principal balance of the Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the Trust. To the extent that the Master Servicer does not exercise its optional termination right within three months of the Payment Date on which the purchase option could first be exercised, on the following
                                  Payment Date the Indenture Trustee will begin an auction process to sell the remaining home equity loans in the Trust. In addition, if the principal and interest due on the Notes is not paid in full by the Payment Date in October 2015, the Indenture Trustee will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the
                                  15% optional termination outlined above is not successful and (ii)
                                  the October 2015 Payment Date, all payments that would normally be distributed to the ownership interest in the Trust will be used to pay down the Notes. Generally, at the time the home equity loans are sold, the outstanding principal balance of the Notes will be paid in full with accrued interest and any Supplemental Interest
                                  Amount. However, in certain limited circumstances (with the consent of 66 2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the Trust after the Payment Date in October 2015 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Notes.

Monthly Master Servicer           The Master Servicer will not make advances relating to delinquent
Advances:                         payments of principal and interest with respect to any home equity loan included in the Trust.

Prospectus:                       The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the
                                  Prospectus. To the extent that the information herein is
                                  inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
                                  INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                  INVESTMENT IN THE NOTES.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
                              Credit Enhancement
-------------------------------------------------------------------------------





Credit Enhancement:               1)  Excess Interest: Because more interest is expected to be paid by the borrowers than is necessary to pay interest on the
                                      Notes and other expenses of the Trust each month, there is expected to be excess interest which may be used to make
                                      additional payments of principal on the Notes.

                                  2)  Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Notes represents overcollateralization which will
                                      absorb losses on the home equity loans to the extent not
                                      covered by Excess Interest. The overcollateralization will be represented by the equity certificate of the Trust, which will initially be held by the Depositor. The Excess Interest
                                      described above will be distributed to the Notes as principal if the Overcollateralization Amount is below the required
                                      level. This will reduce the principal balance of the Notes faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached. As of the Closing Date, the Overcollateralization Amount will be approximately equal to the Targeted Overcollateralization
                                      Amount.

                                  3)  Subordination: Payments of interest will be made first concurrently to the Class A-1 and Class A-2 Notes pro rata, then to the Class M-1 Notes, and then to the Class M-2 Notes, in that order, as described in further detail below under
                                      "Principal and Interest Distributions." Payments of principal will be made to each class of Notes pro rata, with such
                                      payments being applied to the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, in that order, as described in further detail below under "Principal and Interest Distributions." To the extent that funds available to pay interest and/or
                                      principal are insufficient, the classes of Notes with higher relative payment priorities as described in further detail below under "Principal and Interest Distributions" will
                                      receive payments of interest and/or principal prior to the classes of Notes with lower relative payment priorities.

Stepdown Date:                    The later to occur of (x) the Payment Date in November 2008 and
                                  (y) the first Payment Date on which the aggregate pool balance of the home equity loans has been reduced to 50.00% of the aggregate pool balance of the home equity loans as of the
                                  Cut-Off Date.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
                        Credit Enhancement (Continued)
-------------------------------------------------------------------------------


Initial                           On the Closing Date, the Overcollateralization Amount will be
Overcollateralization             equal to approximately 20.50% of the aggregate principal balance
Amount:                           of the home equity loans as of the Cut-Off Date, which is the
                                  Targeted Overcollateralization Amount as of the Closing Date.

Targeted                          With respect to any Payment Date (x) prior to the Stepdown Date,
Overcollateralization             an amount equal to 20.50% of the aggregate principal balance of
Amount:                           the home equity loans as of the Cut-Off Date, and (y) on and after the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i) 41.00% of the aggregate principal balance of the home equity loans as of the last day of the related Collection
                                  Period and (ii) 1.00% of the aggregate principal balance of the home equity loans as of the Cut-Off Date. If a Trigger Event is in effect on any Payment Date on or after the Stepdown Date, the
                                  Targeted Overcollateralization Amount for such Payment Date shall be equal to the Targeted Overcollateralization Amount for the immediately preceding Payment Date.

                                  In the event that the Targeted Overcollateralization Amount is permitted to decrease, or "step down," on a Payment Date in the future, a portion of the principal collections to be distributed on that Payment Date will be paid to the holder of the ownership interest in the Trust. This has the effect of decelerating the amortization of the Notes relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.

Interim                           With respect to any Payment Date, the excess, if any, of the
Overcollateralization             aggregate principal balance of the home equity loans as of the
Amount:                           last day of the related Collection Period over (i) the aggregate principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less
                                  (ii) the sum of (a) the principal collections received during such
                                  Collection Period, (b) the Additional Principal Reduction Amount
                                  for such Payment Date and (c) the Principal Carry Forward Amount for each class of Notes for such Payment Date.

Interim                           With  respect to any Payment  Date,  the excess,  if any, of the
Overcollateralization             Targeted Overcollateralization Amount over the Interim
Deficiency:                       Overcollateralization Amount.

Overcollateralization             With respect to any Payment Date, the excess, if any, of (x) the
Amount:                           aggregate principal balance of the home equity loans as of the last day of the related Collection Period over (y) the principal amount of the Notes (after taking into account any payments of principal on such Payment Date).




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)




-------------------------------------------------------------------------------
                        Credit Enhancement (Continued)
-------------------------------------------------------------------------------



Overcollateralization Release     With respect to any Payment Date, the amount (but not in excess of
Amount:                           the principal collections received during the related Collection
                                  Period) equal to the excess, if any, of (i) the Interim
                                  Overcollateralization Amount for such Payment Date over (ii) the
                                  Targeted Overcollateralization Amount for such Payment Date.

Trigger Event:                    Will be in effect on any Payment Date on or after the Stepdown
                                  Date on which either (i) the three month rolling average of the
                                  Two Payment Plus Delinquency Percentage for such Payment Date equals or exceeds 11.50%, or (ii) the Cumulative Loss Percentage for such Payment Date exceeds the percentage for such Payment Date set forth below.

Two Payment Plus                  As to any Collection Period, a fraction, expressed as a
Delinquency Percentage:           percentage, the numerator of which is equal to the aggregate of the principal balances of all home equity loans that are two (2)
                                  or more payments contractually delinquent, including those home equity loans in bankruptcy, foreclosure or REO, and the
                                  denominator of which is the aggregate principal balance of the home equity loans as of the end of such Collection Period.

Cumulative Loss                   With respect to any Payment Date on or after the Stepdown Date, a
Percentage:                       Trigger Event will be in effect if the Cumulative Loss Percentage exceeds the values defined below:

                                           Payment Dates            Cumulative Loss Percentage
                                           -------------            --------------------------

                                    November 2008 - October 2009              10.25%

                                    November 2009 - October 2010              14.25%

                                    November 2010 - October 2011              17.00%

                                    November 2011 and thereafter              18.00%


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                                  Definitions
-------------------------------------------------------------------------------



Note Rate:                        Each class of Notes will accrue interest during each Interest
                                  Accrual Period at a variable rate per annum equal to the lesser of
                                  (i) the Formula Rate for such class and Interest Accrual Period and (ii) the Available Funds Cap for the related Payment Date.

Formula Rate:                     With respect to each class of Notes and any Interest Accrual
                                  Period, a per annum rate equal to the sum of (a) One-Month LIBOR for such Interest Accrual Period and (b) the applicable margin for such class and Interest Accrual Period.

Available Funds Cap:              With respect to any Payment Date, a per annum rate equal to the product of (x) the weighted average of the net loan rates of the home equity loans, in each case outstanding as of the first day of the related Collection Period, and (y) a fraction the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period.

Current Interest:                 With respect to any Payment Date and each class of Notes, an amount equal to interest accrued during the related Interest
                                  Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note Rate.

Supplemental Interest             With respect to any Payment Date and each class of Notes, the sum
Amount:                           of (i) the excess, if any, of interest accrued on such class of
                                  Notes during the related Interest Accrual Period at the applicable
                                  Formula Rate over interest due on such class of Notes at the applicable Note Rate; (ii) any Supplemental Interest Amount for
                                  such class of Notes remaining unpaid from prior Payment Dates; and
                                  (iii) interest on the amount in clause (ii) at the applicable
                                  Formula Rate.

Interest Carry Forward            With respect to any Payment Date and each class of Notes, the sum
Amount:                           of (x) the amount, if any, by which (i) the sum of the Current
                                  Interest and the Interest Carry Forward Amount for such class of
                                  Notes as of the immediately preceding Payment Date exceeded (ii)
                                  the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment Date plus (y)
                                  interest on such amount calculated for the related Interest
                                  Accrual Period at the related Note Rate.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                            Additional Definitions
-------------------------------------------------------------------------------



Available Payment Amount:         The sum of (a) principal and net interest collections received on the home equity loans during the related Collection Period only and (b) any amounts required to be paid in connection with the termination of the Trust. With respect to any Payment Date prior to the November 2006 Payment Date, if HSBC Finance or one of its
                                  affiliates is the master servicer, net interest collections will not be net of the Servicing Fee, and the Servicing Fee will be paid out of the Available Payment Amount as described below under
                                  "Principal and Interest Distributions".

                                  With respect to (i) any Payment Date prior to the November 2006
                                  Payment Date only if HSBC Finance or one of its affiliates is not the Master Servicer and (ii) any Payment Date on or after the
                                  November 2006 Payment Date, net interest collections will be net of the Servicing Fee and the Servicing Fee will be paid to the
                                  Master Servicer prior to payments to noteholders of the Available
                                  Payment Amount.

Principal Payment Amount:         With respect to any Payment Date, (a) the principal collections received on the home equity loans during the related Collection
                                  Period minus (b) for Payment Dates occurring on and after the
                                  Stepdown Date and for which a Trigger Event is not in effect, the
                                  Overcollateralization Release Amount, if any.

Additional Principal              With respect to any Payment Date, the aggregate outstanding
Reduction Amount:                 principal balance of the home equity loans as of the first day of the related Collection Period less the sum of (x) the aggregate principal balance of the home equity loans as of the last day of the related Collection Period and (y) the principal collections received on the home equity loans during the related Collection
                                  Period.

Principal Carry Forward Amount:   With respect to any Payment Date and each class of Notes, the amount, if any, by which (i) the Principal Carry Forward Amount,
                                  Principal Payment Amount and Additional Principal Reduction Amount
                                  payable to such class of Notes, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment
                                  Date.

Extra Principal Payment Amount:   The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim
                                  Overcollateralization Deficiency.

Monthly Excess Cashflow:          With respect to any Payment Date, the excess, if any, of (i) net interest collections received during the related Collection Period over (ii) the sum of (x) the Current Interest plus the Interest
                                  Carry Forward Amount for each class of Notes for such Payment
                                  Date, (y) the Additional Principal Reduction Amount for such
                                  Payment Date and (z) the Principal Carry Forward Amount for each class of Notes for such Payment Date.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-------------------------------------------------------------------------------
                     Principal and Interest Distributions
-------------------------------------------------------------------------------


On each Payment Date, the Administrator shall pay amounts on deposit in the collection account, to the extent of the Available Payment Amount, in the following amounts and order of priority:

(i) Concurrently, to the holders of the Class A-1 and Class A-2 Notes pro rata, the Current Interest and any Interest Carry Forward Amount for each such class and Payment Date;

(ii) To the holders of the Class M-1 Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iii) To the holders of the Class M-2 Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iv) To the holders of the Class A-1 Notes, approximately 60.889461811% of the Principal Payment Amount for such Payment Date, until the Note Principal Amount of such class has been reduced to zero;

(v) To the holders of Class A-1 Notes, the Principal Carry Forward Amount with respect to the Class A-1 Notes for such Payment Date;

(vi) To the holders of Class A-1 Notes, approximately 60.889461811% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class A-1 Notes has been reduced to zero;

(vii) To the holders of the Class A-2 Notes, approximately 15.211086046% of the Principal Payment Amount for such Payment Date, until the Note Principal Amount of such class has been reduced to zero;

(viii) To the holders of Class A-2 Notes, the Principal Carry Forward Amount with respect to the Class A-2 Notes for such Payment Date;

(ix) To the holders of Class A-2 Notes, approximately 15.211086046% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class A-2 Notes has been reduced to zero;

(x) To the holders of Class M-1 Notes, approximately 13.206574283% of the Principal Payment Amount for such Payment Date, until the principal balance of such Class M-1 Notes has been reduced to zero;

(xi) To the holders of Class M-1 Notes, the Principal Carry Forward Amount with respect to the Class M-1 Notes for such Payment Date;

(xii) To the holders of Class M-1 Notes, approximately 13.206574283% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class M-1 Notes has been reduced to zero;

(xiii) To the holders of Class M-2 Notes, approximately 10.692877860% of the Principal Payment Amount for such Payment Date, until the principal balance of such Class M-2 Notes has been reduced to zero;

(xiv) To the holders of Class M-2 Notes, the Principal Carry Forward Amount with respect to the Class M-2 Notes for such Payment Date;

(xv) To the holders of Class M-2 Notes, approximately 10.692877860% of the Additional Principal Reduction Amount for such Payment Date, until the principal balance of such Class M-2 Notes has been reduced to zero;

(xvi) Concurrently to the holders of the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, approximately 60.889461811%, 15.211086046%,
         13.206574283% and 10.692877860% of the Extra Principal Payment Amount for such Payment Date, respectively, until the Note Principal Amount of each such class has been reduced to zero;

(xvii) Concurrently to the holders of the Class A-1, Class A-2, Class M-1 and Class M-2 Notes, the Supplemental Interest Amounts for each such class and Payment Date, pro rata based on each class' respective Supplemental Interest Amount;

(xviii) To the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust;

(xix) To the Master Servicer, accrued and unpaid Servicing Fees for each Collection Period during which HSBC Finance or one of its affiliates is the Master Servicer before and including the September 2006 Collection Period (i.e. the Collection Period relating to the October 2006 Payment Date); and

(xx) To the holder of the ownership interest in the Trust, any remaining Available Payment Amount, subject to certain limitations.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


---------------------------------------------------------------------------------------------------------------------------------
                                                      Note Summary (To Call)
---------------------------------------------------------------------------------------------------------------------------------
All Classes
---------------------------------------------------------------------------------------------------------------------------------
PPC                                            0%          50%         75%        100%         125%        150%         200%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        8.72        4.37        3.05        2.27         1.53        1.26         0.89
  First Principal Payment Date               Nov 05      Nov 05      Nov 05      Nov 05       Nov 05      Nov 05       Nov 05
  Last Principal Payment Date                Oct 15      Oct 15      Dec 12      Mar 11       Nov 08      May 08       Aug 07
  Principal Payment Window (Months)            120         120         86          65           37          31           22

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Note Summary (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
All Classes
---------------------------------------------------------------------------------------------------------------------------------
PPC                                            0%          50%         75%        100%         125%        150%         200%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (Years)                          11.57       4.60        3.25        2.43         1.64        1.30         0.93
First Principal Payment Date                 Nov 05      Nov 05      Nov 05      Nov 05       Nov 05      Nov 05       Nov 05
Last Principal Payment Date                  Jun 23      Dec 18      Nov 15      Aug 13       Apr 10      Feb 09       Feb 08
Principal Payment Window (Months)              212         158         121         94           54          40           28

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Pricing Speed
---------------------------------------------------------------------------------------------------------------------------------

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158%
each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-----------------------------------------------------------------------------------------------------------------------------
                                                   Available Funds Schedule(1)
-----------------------------------------------------------------------------------------------------------------------------

      Period        Payment Date       Class A-1 Cap(2)        Class A-2 Cap(2)      Class M-1 Cap(2)    Class M-2 Cap(2)
      -----------------------------------------------------------------------------------------------------------------------
        1              20-Nov-05             20.29                   20.33                 20.45                20.47
        2              20-Dec-05             10.73                   10.74                 10.76                10.76
        3              20-Jan-06             10.44                   10.45                 10.47                10.47
        4              20-Feb-06             10.50                   10.50                 10.53                10.53
        5              20-Mar-06             11.69                   11.70                 11.73                11.73
        6              20-Apr-06             10.63                   10.64                 10.66                10.66
        7              20-May-06             11.06                   11.07                 11.09                11.10
        8              20-Jun-06             10.78                   10.79                 10.81                10.82
        9              20-Jul-06             11.22                   11.23                 11.26                11.27
        10             20-Aug-06             10.95                   10.96                 10.99                10.99
        11             20-Sep-06             11.04                   11.05                 11.08                11.09
        12             20-Oct-06             11.51                   11.52                 11.55                11.56
        13             20-Nov-06             10.58                   10.59                 10.62                10.63
        14             20-Dec-06             11.04                   11.05                 11.08                11.08
        15             20-Jan-07             10.79                   10.80                 10.83                10.83
        16             20-Feb-07             10.90                   10.91                 10.94                10.95
        17             20-Mar-07             12.19                   12.20                 12.24                12.25
        18             20-Apr-07             11.13                   11.14                 11.18                11.19
        19             20-May-07             11.63                   11.65                 11.69                11.69
        20             20-Jun-07             11.39                   11.40                 11.44                11.45
        21             20-Jul-07             11.91                   11.93                 11.97                11.98
        22             20-Aug-07             11.68                   11.69                 11.73                11.74
        23             20-Sep-07             11.83                   11.85                 11.89                11.90
        24             20-Oct-07             12.40                   12.41                 12.46                12.47
        25             20-Nov-07             12.17                   12.18                 12.23                12.24
        26             20-Dec-07             12.76                   12.78                 12.83                12.84
        27             20-Jan-08             12.54                   12.56                 12.61                12.62
        28             20-Feb-08             12.75                   12.77                 12.82                12.83
        29             20-Mar-08             13.86                   13.88                 13.94                13.95
        30             20-Apr-08             13.19                   13.21                 13.28                13.29
        31             20-May-08             13.89                   13.91                 13.98                13.99
        32             20-Jun-08             13.70                   13.72                 13.79                13.80
        33             20-Jul-08             14.45                   14.47                 14.55                14.56
        34             20-Aug-08             14.28                   14.30                 14.38                14.39
     ------------------------------------------------------------------------------------------------------------------------
1)  Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)  Includes Supplemental Interest Amounts.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


-----------------------------------------------------------------------------------------------------------------------------
                                              Available Funds Schedule Cont.(1)
-----------------------------------------------------------------------------------------------------------------------------


  Period          Payment Date          Class A-1 Cap(2)    Class A-2 Cap(2)      Class M-1 Cap(2)        Class M-2 Cap(2)
 ----------------------------------------------------------------------------------------------------------------------------
    35             20-Sep-08                 14.60                 14.62                14.71                  14.72
    36             20-Oct-08                 15.44                 15.47                15.56                  15.57
    37             20-Nov-08                 73.35                 73.61                74.40                  74.53
    38             20-Dec-08                 73.91                 74.17                74.96                  75.10
    39             20-Jan-09                 69.74                 69.99                70.74                  70.87
    40             20-Feb-09                 68.01                 68.25                68.98                  69.11
    41             20-Mar-09                 73.42                 73.68                74.47                  74.61
    42             20-Apr-09                 64.66                 64.89                65.59                  65.71
    43             20-May-09                 38.73                 38.85                39.23                  39.30
    44             20-Jun-09                 33.49                 33.60                33.92                  33.97
    45             20-Jul-09                 34.62                 34.73                35.06                  35.12
    46             20-Aug-09                 33.52                 33.62                33.95                  34.00
    47             20-Sep-09                 33.53                 33.64                33.96                  34.01
    48             20-Oct-09                 34.66                 34.77                35.11                  35.16
    49             20-Nov-09                 33.55                 33.66                33.99                  34.04
    50             20-Dec-09                 34.68                 34.80                35.14                  35.19
    51             20-Jan-10                 33.58                 33.69                34.02                  34.07
    52             20-Feb-10                 33.59                 33.70                34.03                  34.09
    53             20-Mar-10                 37.20                 37.32                37.70                  37.76
    54             20-Apr-10                 33.61                 33.73                34.06                  34.12
    55             20-May-10                 34.75                 34.86                35.21                  35.27
    56             20-Jun-10                 33.64                 33.75                34.09                  34.15
    57             20-Jul-10                 34.77                 34.89                35.25                  35.30
    58             20-Aug-10                 33.66                 33.78                34.12                  34.18
    59             20-Sep-10                 33.68                 33.79                34.14                  34.20
    60             20-Oct-10                 34.81                 34.93                35.29                  35.35
    61             20-Nov-10                 33.71                 33.82                34.17                  34.23
    62             20-Dec-10                 34.84                 34.96                35.33                  35.39
    63             20-Jan-11                 33.73                 33.85                34.20                  34.26
    64             20-Feb-11                 33.75                 33.87                34.22                  34.28
    65             20-Mar-11                 37.38                 37.51                37.91                  37.97

   -------------------------------------------------------------------------------------------------------
1)  Assumes that 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)  Includes Supplemental Interest Amounts.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
            Delinquency and Loss Experience of the Master Servicer's
                     Closed End Home Equity Loan Portfolio
-------------------------------------------------------------------------------


The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance, including loans purchased with servicing performed by HSBC Finance and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HSBC Finance. The policies and practices described below are those of HSBC Finance's consumer lending business with respect to home equity loans.

HSBC Finance determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. HSBC Finance determines the delinquency status of a home equity loan at the end of each month based on the home equity loan's delinquency status as of its most recent cycle date. A home equity loan's cycle date is generally six to nine days after its due date. The delinquency status of a home equity loan may be affected by HSBC Finance's account management policies and practices for the collection of home equity loans in its consumer lending portfolio, as described below. Under these policies and practices, HSBC Finance may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HSBC Finance's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a "restructure." Restructures are used in situations in which a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis.

The fact that restructure criteria may be met for a particular home equity loan does not require HSBC Finance to restructure that loan, and the extent to which HSBC Finance restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. HSBC Finance uses account restructuring in an effort to maximize collections, to maintain and improve borrower relationships and to avoid foreclosure when it is reasonable to do so. Accordingly, the application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HSBC Finance will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders. When comparing delinquency and loss experience in different periods, the fact that HSBC Finance's restructure policies and practices will change over time and that exceptions are made to those policies and practices should be taken into account.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
            Delinquency and Loss Experience of the Master Servicer's
                Closed End Home Equity Loan Portfolio (Continued)
-------------------------------------------------------------------------------


In the third quarter of 2003, HSBC Finance implemented certain changes to its restructure policies and practices that generally apply to loans originated after January 1, 2003. These policies and practices to be effective for loans originated after January 1, 2003 are:

      o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
      o home equity loans will be limited to four restructures in a rolling 60-month period;
      o home equity loans will generally not be eligible for restructure until nine months after origination;
      o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
      o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
      o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan generally will not be restructured more than once in a 12 month period;
      o borrowers who have been affected by a disaster may be allowed to skip a payment; and
      o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment.

Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

      o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
      o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
      o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
      o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
      o home equity loans generally are not eligible for restructure until six months after origination; and
      o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured with one qualifying payment.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
            Delinquency and Loss Experience of the Master Servicer's
                Closed End Home Equity Loan Portfolio (Continued)
-------------------------------------------------------------------------------



In addition to restructuring home equity loans, in limited situations HSBC Finance may enter into a rewrite with a borrower. HSBC Finance enters into rewrites to manage borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent, and the proceeds of the new home equity loan are applied to prepay the delinquent home equity loan in full. The new home equity loan will be treated as contractually current, will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

HSBC Finance may also respond to borrower hardship resulting from a disaster declared by the Federal Emergency Management Agency by deferring certain amounts due on the home equity loan for a specified period of time without changing any contractual terms of the home equity loan. Under this account management technique, the delinquency status of the home equity loan is reset by the term of the period of the deferral.

Delinquency and loss experience of closed end home equity loans purchased from other lenders, including through correspondent and wholesale operations, are excluded from the following tables. The tables also exclude information for HSBC Finance's revolving home equity loans and adjustable rate home equity loans. With respect to home equity loans, HSBC Finance's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HSBC Finance may elect not to commence foreclosure if (1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HSBC Finance's policy with respect to charged-off amounts is generally to recognize losses on past due accounts when HSBC Finance takes title to the property in foreclosure proceedings or when a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described on the following pages.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
            Delinquency and Loss Experience of the Master Servicer's
                Closed End Home Equity Loan Portfolio (Continued)
-------------------------------------------------------------------------------

HSBC Finance Consumer Lending Closed-End Home Equity Loan Delinquency Experience


                             At June 30,                                     At December 31,
                        ---------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        ---------------------------------------------------------------------------------------------------------
Number of home equity            306,488           298,002          281,297           285,654          255,118           207,828
loans managed

Aggregate principal
balance of
home equity loans        $30,919,326,636   $29,099,166,238  $25,128,592,340   $23,095,352,687  $19,327,020,694   $13,520,396,079
managed

Contractually delinquent
principal balances of
the home equity loans
managed:

One payment past due        $732,133,015      $735,834,889     $723,798,204      $751,973,652     $551,652,745      $422,286,344

Two payments past due       $144,044,242      $148,332,016     $151,709,503      $168,040,461      $86,227,538       $50,625,989

Three or more               $704,395,923      $828,478,253     $940,458,464      $666,674,276     $433,046,224      $294,647,865
payments past due

Principal balance of
home equity loans managed
three or more payments past
due as a percentage of the
aggregate principal
balance of the home                2.28%             2.85%            3.74%             2.89%            2.24%             2.18%
equity loans managed
---------------------------------------------------------------------------------------------------------------------------------

In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and "contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity Loans.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
            Delinquency and Loss Experience of the Master Servicer's
                Closed End Home Equity Loan Portfolio (Continued)
-------------------------------------------------------------------------------



HSBC Finance Consumer Lending Closed-End Home Equity Loan Loss Experience

                           At or for the
                            period ended
                                June 30,                         At or for the period ended December 31,
                        ---------------------------------------------------------------------------------------------------------
                                    2005              2004             2003              2002             2001              2000
                        ---------------------------------------------------------------------------------------------------------
Number of home equity            306,488           298,002          281,297           285,654          255,118           207,828
loans managed

Average principal
balance of home
equity
loans managed            $30,150,825,439   $27,184,471,712  $24,187,891,026   $21,906,970,326  $16,299,225,561   $11,227,917,100

Gross charge-offs           $129,176,104      $308,362,099     $257,590,393      $164,485,887      $81,677,475       $67,740,620

REO expense                  $29,042,816       $98,414,500      $78,496,211       $49,507,984      $39,026,156       $32,757,512

Ratio of gross
charge-offs to                    0.86%*             1.13%            1.06%             0.75%            0.50%             0.60%
average balance

Ratio of gross
charge-offs and REO
expense to average
balance                           1.05%*             1.50%            1.39%             0.98%            0.74%             0.90%
---------------------------------------------------------------------------------------------------------------------------------
*Annualized


In the foregoing tables, "home equity loans managed" includes home equity loans owned and serviced with limited recourse, and "average principal balance of the home equity loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HSBC Finance or a subsidiary acquires title to the property. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any gain or loss on sale of the underlying property are reflected separately above as "REO expense." Prior to 2004, REO expense generally included up to 120 days of accrued and unpaid interest on REO loans. The loss statistics for 2004 and 2005 have been compiled using refined assumptions and estimates. When comparing loss statistics from different periods, the fact that HSBC Finance loss policies and practices will change over time should be taken into account.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
   Restructure Experience of the Master Servicer's Closed End Home Equity Loan
                                    Portfolio
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Consumer Lending Closed-End Home Equity Loan Restructure Experience

                                                   -------------------------------------------------------------------------------
                                                         At June 30, 2005                              At December 31, 2004
                                                       (Dollars in Millions)                           (Dollars in Millions)
                                                   -------------------------------------------------------------------------------
Aggregate principal balance of home equity loans:
Never Restructured                                         $26,154        84.6%                          $24,429          84.0%

Restructured
  Restructured in last 6 months                             $1,517         4.9%                           $1,692           5.8%
  Restructured in last 7 - 12 months                        $1,369         4.4%                           $1,172           4.0%
  Restructured over 12 months ago                           $1,880         6.1%                           $1,806           6.2%

Total Ever Restructured                                     $4,765        15.4%                           $4,670          16.0%

Total (see footnote below)                                 $30,919       100.0%                          $29,099         100.0%

The foregoing table summarizes approximate restructure statistics for all closed-end home equity loans originated by the United States consumer lending business of HSBC Finance, including loans purchased with servicing performed by HSBC Finance and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HSBC Finance, while excluding all adjustable rate loans, loans purchased from other lenders (unless originated through a sourcing relationship) including through correspondent and wholesale operations.




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)



-------------------------------------------------------------------------------
                   Description of the Cut-Off Date Collateral
-------------------------------------------------------------------------------


Summary
----------------------------------------------------------------------------------------------------
      Cut-Off Date Loan Principal Balance                                              $975,780,550
      Aggregate Number of Loans                                                               8,467
      Average Original Loan Principal Balance                                              $118,050
      Average Cut-Off Date Loan Principal Balance                                          $115,245
      Weighted Average Original Combined LTV                                                 95.45%
      Weighted Average Interest Rate                                                         8.498%
      Weighted Average Remaining Term to Stated Maturity (months)                               299
      Weighted Average Seasoning (months)                                                        14
      Weighted Average FICO Credit Score                                                        606
      Product Type -- Fixed Rate                                                            100.00%
      Fully Amortizing Mortgage Loans                                                       100.00%
      Lien Priority -- First                                                                 93.71%
                    -- Second                                                                 6.29%
      Occupancy Type -- Primary                                                             100.00%
      Geographical Distribution
       - CA                                                                                  10.04%
       - FL                                                                                   7.61%
       - PA                                                                                   7.45%
      Number of States                                                                           42
      Loans with Prepayment Penalties                                                        65.50%
----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Original Principal Balances


                                                                                                               % of Aggregate
                                                                         Principal Balance                  Principal Balance
         Range of Original                        Number                 Outstanding as of              Outstanding as of the
         Principal Balances ($)                 of Loans                  the Cut-Off Date                       Cut-Off Date
  ---------------------------------------------------------------------------------------------------------------------------------
         Up to 50,000.00                          1,286                 $       41,314,944                               4.23%
          50,000.01  -  100,000.00                2,895                        214,336,149                              21.97
         100,000.01  -  150,000.00                2,160                        260,108,358                              26.66
         150,000.01  -  200,000.00                1,124                        188,459,977                              19.31
         200,000.01  -  250,000.00                  474                        103,378,879                              10.59
         250,000.01  -  300,000.00                  237                         63,084,184                               6.46
         300,000.01  -  350,000.00                  143                         44,921,226                               4.60
         350,000.01 and above                       148                         60,176,833                               6.17
  ---------------------------------------------------------------------------------------------------------------------------------
         Total                                    8,467                 $      975,780,550                             100.00%
  ---------------------------------------------------------------------------------------------------------------------------------
         Note: numbers may not add up to total due to rounding

Average Original Principal Balance:   $118,050
Minimum Original Principal Balance:    $10,015
Maximum Original Principal Balance:   $577,407





Current Principal Balances


                                                                                                             % of Aggregate
                                                                       Principal Balance                  Principal Balance
      Range of Current                            Number               Outstanding as of              Outstanding as of the
      Principal Balances ($)                    of Loans                the Cut-Off Date                       Cut-Off Date
--------------------------------------------------------------------------------------------------------------------------------
      Up to 50,000.00                             1,381                 $    45,809,024                               4.69%
        50,000.01  -  100,000.00                  2,937                     223,248,268                              22.88
      100,000.01  -  150,000.00                   2,136                     263,389,918                              26.99
      150,000.01  -  200,000.00                   1,062                     181,813,505                              18.63
      200,000.01  -  250,000.00                     464                     103,392,391                              10.60
      250,000.01  -  300,000.00                     226                      61,919,883                               6.35
      300,000.01  -  350,000.00                     127                      40,883,037                               4.19
      350,000.01 and above                          134                      55,324,522                               5.67
--------------------------------------------------------------------------------------------------------------------------------
      Total                                       8,467                 $   975,780,550                             100.00%
--------------------------------------------------------------------------------------------------------------------------------
      Note: numbers may not add up to total due to rounding


Average Current Principal Balance:    $115,245
Minimum Current Principal Balance:      $6,230
Maximum Current Principal Balance:    $567,255




-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Current Interest Rates


                                                                                                             % of Aggregate
                                                                    Principal Balance                     Principal Balance
       Range of Current                      Number                 Outstanding as of                 Outstanding as of the
       Interest Rates (%)                  of Loans                  the Cut-Off Date                          Cut-Off Date
 --------------------------------------------------------------------------------------------------------------------------------
        7.000  -   7.999                      2,463                 $     382,898,700                             39.24%
        8.000  -   8.999                      3,028                       384,873,234                             39.44
        9.000  -   9.999                      1,276                       121,723,952                             12.47
       10.000  -  10.999                        832                        48,058,321                              4.93
       11.000  -  11.999                        494                        23,442,211                              2.40
       12.000  -  12.999                        298                        11,974,240                              1.23
       13.000  -  13.999                         40                         1,533,027                              0.16
       14.000  -  14.999                         33                         1,195,125                              0.12
       15.000  -  15.680                          3                            81,741                              0.01
 --------------------------------------------------------------------------------------------------------------------------------
       Total                                  8,467                 $     975,780,550                              100.00%
 --------------------------------------------------------------------------------------------------------------------------------
       Note: numbers may not add up to total due to rounding


Weighted Average Interest Rate:          8.498%
Minimum Interest Rate:                   7.000%
Maximum Interest Rate:                  15.680%

-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Original Combined Loan-to-Value Ratio
                                                                                                       % of Aggregate
                                                                     Principal Balance              Principal Balance
           Range of Original Combined             Number             Outstanding as of          Outstanding as of the
           Loan-to-Value Ratio (%)               of Loans             the Cut-Off Date                   Cut-Off Date
-----------------------------------------------------------------------------------------------------------------------------
             0.00  -  30.00                           55             $      2,956,497                          0.30%
            30.01  -  40.00                           57                    3,384,300                          0.35
            40.01  -  50.00                           94                    6,549,050                          0.67
            50.01  -  60.00                          154                   14,152,685                          1.45
            60.01  -  70.00                          266                   23,387,413                          2.40
            70.01  -  80.00                          840                   68,337,191                          7.00
            80.01  -  90.00                          830                   99,481,244                         10.20
            90.01  -  100.00                       2,063                  263,287,325                         26.98
           100.01  -  106.31                       4,108                  494,244,845                         50.65
-----------------------------------------------------------------------------------------------------------------------------
           Total                                   8,467             $    975,780,550                         100.00%
-----------------------------------------------------------------------------------------------------------------------------
           Note: numbers may not add up to total due to rounding




Weighted Average Original Combined Loan-to-Value Ratio:          95.45%
Minimum Original Combined Loan-to-Value Ratio:                    7.84%
Maximum Original Combined Loan-to-Value Ratio:                  106.31%

-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Geographic Distribution

                                                                                                            % of Aggregate
                                                                        Principal Balance                Principal Balance
                                                 Number                 Outstanding as of            Outstanding as of the
            State(1)                            of Loans                 the Cut-Off Date                     Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
       California                                    553         $             98,007,060                          10.04%
       Florida                                       628                       74,259,118                           7.61
       Pennsylvania                                  698                       72,738,849                           7.45
       Virginia                                      561                       71,511,939                           7.33
       New York                                      623                       71,122,349                           7.29
       Ohio                                          541                       57,285,463                           5.87
       Michigan                                      302                       34,156,570                           3.50
       Washington                                    244                       32,829,764                           3.36
       Missouri                                      333                       32,079,339                           3.29
       Maryland                                      225                       31,989,791                           3.28
       Texas(1)                                      558                       31,052,339                           3.18
       Georgia                                       276                       30,299,074                           3.11
       North Carolina                                265                       26,211,651                           2.69
       Indiana                                       254                       24,810,270                           2.54
       Minnesota                                     125                       21,219,230                           2.17
       Massachusetts                                 152                       21,164,099                           2.17
       Arizona                                       155                       18,890,752                           1.94
       Kentucky                                      206                       18,840,337                           1.93
       Connecticut                                   117                       17,879,592                           1.83
       Oregon                                        125                       17,755,059                           1.82
       Tennessee                                     169                       16,938,612                           1.74
       Colorado                                      121                       16,442,906                           1.69
       Oklahoma                                      175                       14,756,731                           1.51
       Nevada                                         75                       13,912,732                           1.43
       Wisconsin                                     118                       13,498,681                           1.38
       Kansas                                        139                       11,647,538                           1.19
       South Carolina                                108                       11,320,816                           1.16
       New Hampshire                                  62                        8,764,311                           0.90
       Hawaii                                         35                        8,515,676                           0.87
       Utah                                           61                        8,085,079                           0.83
       New Mexico                                     60                        6,854,315                           0.70
       Delaware                                       46                        6,361,529                           0.65
       Nebraska                                       62                        5,754,467                           0.59
       Idaho                                          57                        5,435,879                           0.56
       Iowa                                           58                        5,277,029                           0.54
       Rhode Island                                   25                        3,636,711                           0.37
       Maine                                          36                        3,377,660                           0.35
       West Virginia                                  40                        3,305,130                           0.34
       Montana                                        32                        2,973,628                           0.30
       South Dakota                                   23                        2,227,319                           0.23
       Wyoming                                        21                        2,092,726                           0.21
       Vermont                                         3                          498,431                           0.05
----------------------------------------------------------------------------------------------------------------------------------
       Total                                       8,467          $           975,780,550                         100.00%
----------------------------------------------------------------------------------------------------------------------------------

      (1) In response to the effects of Hurricane Katrina and Hurricane Rita, home equity loans on properties located in Alabama, Louisiana and Mississippi, and in certain counties in Texas designated by the Federal Emergency Management Agency as Individual Assistance areas, have been excluded from the pool of home equity loans.

      Note: numbers may not add up to total due to rounding
      Number of States Represented: 42


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


     Occupancy Type

                                                                                                            % of Aggregate
                                                                         Principal Balance               Principal Balance
                                                      Number             Outstanding as of           Outstanding as of the
             Occupancy Type                         of Loans              the Cut-Off Date                    Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
             Primary Residence                         8,467        $          975,780,550                         100.00%
----------------------------------------------------------------------------------------------------------------------------------
             Total                                     8,467        $          975,780,550                         100.00%
----------------------------------------------------------------------------------------------------------------------------------
             Note: numbers may not add up to total due to rounding




     Lien Position

                                                                                                            % of Aggregate
                                                                         Principal Balance               Principal Balance
                                                       Number            Outstanding as of           Outstanding as of the
             Lien Position                           of Loans            the Cut-Off Date                     Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
             First Lien                                7,204       $           914,439,341                        93.71%
             Second Lien                               1,263                    61,341,209                         6.29
----------------------------------------------------------------------------------------------------------------------------------
             Total                                     8,467        $          975,780,550                       100.00%
----------------------------------------------------------------------------------------------------------------------------------
             Note: numbers may not add up to total due to rounding



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Remaining Term to Stated Maturity


                                                                                                               % of Aggregate
                                                                     Principal Balance                      Principal Balance
         Remaining Term to                  Number                   Outstanding as of                  Outstanding as of the
         Stated Maturity (Months)          of Loans                  the Cut-Off Date                            Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
           1  -   60                            42                $         1,034,713                                  0.11%
          61  -  120                           446                         21,449,190                                  2.20
         121  -  180                         1,005                         68,975,138                                  7.07
         181  -  240                         1,704                        153,079,083                                 15.69
         241  -  300                           935                        113,299,120                                 11.61
         301  -  360                         4,335                        617,943,306                                 63.33
----------------------------------------------------------------------------------------------------------------------------------
         Total                               8,467                $       975,780,550                                100.00%
----------------------------------------------------------------------------------------------------------------------------------
         Note: numbers may not add up to total due to rounding



Weighted Average Remaining Term:    299 months
Minimum Remaining Term:             41 months
Maximum Remaining Term:             350 months

-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)


Year of Origination



                                                                                                             % of Aggregate
                                                                    Principal Balance                     Principal Balance
                                               Number               Outstanding as of                 Outstanding as of the
       Year of Origination Date               of Loans               the Cut-Off Date                          Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
       2004                                      8,467            $        975,780,550                             100.00%
----------------------------------------------------------------------------------------------------------------------------------
       Total                                     8,467            $        975,780,550                             100.00%
----------------------------------------------------------------------------------------------------------------------------------


FICO Credit Scores(1)(2)

                                                                                                             % of Aggregate
                                                                    Principal Balance                     Principal Balance
                                                 Number             Outstanding as of                 Outstanding as of the
       Range of FICO Credit Scores              of Loans             the Cut-Off Date                          Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
       501  -  540                                  961           $        109,143,791                              11.19%
       541  -  580                                1,948                    223,419,873                              22.90
       581  -  620                                2,094                    245,793,679                              25.19
       621  -  660                                2,061                    241,058,671                              24.70
       661  -  700                                1,077                    122,315,863                              12.54
       701  -  798                                  326                     34,048,673                               3.49
----------------------------------------------------------------------------------------------------------------------------------
       Total                                      8,467           $        975,780,550                             100.00%
----------------------------------------------------------------------------------------------------------------------------------
       Note: numbers may not add up to total due to rounding



Weighted Average FICO Credit Score: 606
Minimum FICO Credit Score: 501
Maximum FICO Credit Score: 798

(1) HSBC Finance does not use FICO Credit Scores as a primary basis of its credit decision but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

(2) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HSBC Finance's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a home equity loan and may not be the score assigned to the primary obligor on the loan.


-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)

Modeling Assumptions



-------------------------------------------------------------------------------------------------------------
                                                                                  Remaining      Original
            Current Balance       Gross Coupon     Servicing**     Net Coupon    Term (mths)    Term (mths)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       1         $2,714,712.70            9.026%           0.5%          8.526%            95            114
-------------------------------------------------------------------------------------------------------------
       2         $5,578,127.88            8.869%           0.5%          8.369%            99            115
-------------------------------------------------------------------------------------------------------------
       3         $6,467,430.26            9.004%           0.5%          8.504%           102            115
-------------------------------------------------------------------------------------------------------------
       4         $6,565,175.30            9.341%           0.5%          8.841%           102            112
-------------------------------------------------------------------------------------------------------------
       5         $7,117,981.61            8.611%           0.5%          8.111%           159            178
-------------------------------------------------------------------------------------------------------------
       6        $16,661,419.35            8.584%           0.5%          8.084%           161            177
-------------------------------------------------------------------------------------------------------------
       7        $20,673,588.68            8.955%           0.5%          8.455%           164            177
-------------------------------------------------------------------------------------------------------------
       8        $24,424,417.01            9.300%           0.5%          8.800%           167            177
-------------------------------------------------------------------------------------------------------------
       9        $28,701,768.62            8.498%           0.5%          7.998%           220            239
-------------------------------------------------------------------------------------------------------------
      10        $45,558,464.71            8.501%           0.5%          8.001%           223            239
-------------------------------------------------------------------------------------------------------------
      11        $30,000,185.22            8.868%           0.5%          8.368%           225            238
-------------------------------------------------------------------------------------------------------------
      12        $37,589,479.77            9.034%           0.5%          8.534%           227            237
-------------------------------------------------------------------------------------------------------------
      13        $16,568,966.07            8.341%           0.5%          7.841%           271            289
-------------------------------------------------------------------------------------------------------------
      14        $33,085,207.20            8.301%           0.5%          7.801%           276            292
-------------------------------------------------------------------------------------------------------------
      15        $31,751,970.44            8.585%           0.5%          8.085%           279            292
-------------------------------------------------------------------------------------------------------------
      16        $34,825,671.71            8.668%           0.5%          8.168%           283            293
-------------------------------------------------------------------------------------------------------------
      17        $85,981,878.08            8.193%           0.5%          7.693%           339            357
-------------------------------------------------------------------------------------------------------------
      18       $167,395,188.06            8.246%           0.5%          7.746%           341            357
-------------------------------------------------------------------------------------------------------------
      19       $156,734,485.34            8.416%           0.5%          7.916%           344            357
-------------------------------------------------------------------------------------------------------------
      20       $217,384,431.91            8.528%           0.5%          8.028%           347            357
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


** Servicing Fees subordinated for 12 months

      o the scheduled monthly payment for each home equity loan has been based on its outstanding balance, interest rate and remaining term to maturity, so that the home equity loan will amortize in amounts sufficient for its repayment over its remaining term to maturity;
      o the net loan rate for each home equity loan is equal to the loan rate less the rate at which the servicing fee is calculated;
      o none of the sellers, the master servicer or the depositor will repurchase any home equity loan;
      o there are no delinquencies or losses on the home equity loans, and principal payments on the home equity loans will be timely received together with prepayments, if any, at the respective constant percentages of the prepayment assumption described in the table;
      o     there is no interest shortfall in any month;
      o each Collection Period with respect to the related payment date is the calendar month immediately preceding the month in which such payment date occurs;
      o payments on the Notes will be received on the 20th day of each month, commencing in November 2005;
      o     payments on the home equity loans earn no reinvestment return;
      o no reduction to the interest rate of any home equity loan occurs under the Pay Right Rewards program;
      o for the purpose of determining whether the servicing fee for any payment date prior to the November 2006 payment date will be payable to the master servicer out of the Available Payment Amount or instead whether it will be payable before payments are made to the Noteholders, HSBC Finance will be the master servicer through the Collection Period ending on September 30, 2006 (i.e., the Collection Period relating to the October 2006 payment date);
      o there are no additional ongoing trust expenses payable out of the trust;
      o     the Notes will be purchased on November 9, 2005;
      o     One-Month LIBOR remains constant at 4.07%.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3          HSBC [LOGO OMITTED]
$775,750,000 (approximate)

            Percentages of Initial Note Principal Amount of the Class A and Class M Notes Outstanding(1) at the Following Percentages of the Prepayment



        Payment Date    0% PPC        50% PPC          75% PPC         100% PPC       125% PPC         150% PPC        200% PPC

        Closing Date      100           100              100             100             100             100              100
           20-Oct-06       98            84               77              70              63              56               42
           20-Oct-07       96            69               56              45              34              24                7
           20-Oct-08       94            55               40              26              15               5                0
           20-Oct-09       91            44               31              23               5               0                0
           20-Oct-10       89            35               24              17               0               0                0
           20-Oct-11       86            30               19              11               0               0                0
           20-Oct-12       82            25               15               4               0               0                0
           20-Oct-13       79            22               10               0               0               0                0
           20-Oct-14       75            18                5               0               0               0                0
           20-Oct-15       72            15                0               0               0               0                0
           20-Oct-16       63            10                0               0               0               0                0
           20-Oct-17       54             5                0               0               0               0                0
           20-Oct-18       45             1                0               0               0               0                0
           20-Oct-19       35             0                0               0               0               0                0
           20-Oct-20       26             0                0               0               0               0                0
           20-Oct-21       17             0                0               0               0               0                0
           20-Oct-22        7             0                0               0               0               0                0
           20-Oct-23        0             0                0               0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------
    Weighted Average
    Life to Maturity
          (years)(2)     11.57          4.60             3.25            2.43            1.64            1.30             0.93
    Weighted Average
        Life to Call
         (years) (3)      8.72          4.37             3.05            2.27            1.53            1.26             0.89
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Rounded to the nearest whole percentage
(2) The weighted average life of a Note is determined by (a) multiplying the amount of each payment of principal by the number of months from the date of issuance of such Note to the related payment date, (b) adding the results and (c) dividing the sum by the initial Note Principal Amount of such Note and dividing the results by 12.
(3) Calculated using the earlier of the 15% optional clean-up call and the payment date in October 2015. Assumes that the master servicer exercises its option to purchase the home equity loans on the payment date immediately succeeding the payment date on which the Note Principal Amount of the Notes is less than or equal to 15% of the initial Note Principal Amount of the Notes.



-------------------------------------------------------------------------------
This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.